Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.9194%



        Excess Protection Level
          3 Month Average  4.35%
          June, 1997  4.82%
          May, 1997  4.47%
          April, 1997  3.76%


        Cash Yield                                  17.16%


        Investor Charge Offs                        4.60%


        Base Rate                                   7.75%


        Over 35 Day Delinquency                     4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $27,184,721,330.37


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,741,483,811.88